SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 1, 2016

BALTIA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-2989648 (IRS Employer Identification No.)
JFK INTERNATIONAL AIRPORT Terminal 4 - Room 262.089, Jamaica, NY 11430 (Address of principal executive offices) (718) 917-8052
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 Change in Board of Directors / Officers

The Board of Directors of the Company (quorum present) met in special session on October 31, 2016 and concluded the following business affecting the Board and Officers of the Company.

  Receipt and acceptance of the resignation of Russell K. Thal as Director, President, and Board Member of the Company .
  Nomination and election of Anthony D. Koulouris to serve as President of the Company.
  Nomination and election of Conrad Kalitta, CEO of Kalitta Air, to serve as a Director on the Board of Directors of the Company.
  Receipt and acceptance of resignation of Frank A. Acquavella as an Officer (VP Operations / Director of Flight Operations) and Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines

/ _______ signed ______ /
Anthony D. Koulouris, President

___ November 1, 2016 ___